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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Answerphone of Florida, Inc.:

     We consent to the use of our report on the financial statements of Answerphone of Florida Inc. (d/b/a IOCOM) as of June 30, 1998 and for the year then ended, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/  KPMG LLP
                                          --------------------------------------

St. Petersburg, Florida
April 14, 2000